                                                                     Exhibit 4.1



        NUMBER                                               SHARES
    GP

     COMMON STOCK                                          COMMON STOCK

                                GLOWPOINT, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 379887 10 2


THIS CERTIFIES THAT

                                   [SPECIMEN]


is the Owner of


 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF
                                GLOWPOINT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:



                           [GLOWPOINT, INC. CORPORATE SEAL]

       /s/ Christopher A. Zigmont         /s/ David C. Trachtenberg
           SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                         COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                      (NEW YORK, NY)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                       BY
                                                            AUTHORIZED SIGNATURE


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         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   --  as tenants in common

TEN ENT   --  as tenants by the entireties

JT TEN    --  as joint tenants with right of survivorship and not as tenants in common



UNIF GIFT MIN ACT  --  _______________________ Custodian _______________________
                              (Cust)                           (Minor)
                       under Uniform Gifts to Minors Act _______________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE PRINT OR TYPEWRITE IDENTIFYING
NUMBER AND NAME OF ASSIGNMENT AS IT SHOULD
APPEAR ON CERTIFICATE AND SHOW ADDRESS

--------------------------------------

--------------------------------------

                                      __________________________________________

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________ Shares of the Common
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _________________________



                        X
                         -------------------------------------------------------
                        X
                         -------------------------------------------------------
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution, must be guaranteed.





Signature(s) Guaranteed

----------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.